SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C 20549

                            FORM 8-K

                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:     September 6, 1996


                Citizens Bancshares Corporation
     (Exact name of registrant as specified in its charter)


        Georgia                              0-14535             58-1631302
(State or other jurisdiction       (Commission              (IRS Employer
 of incorporation)                  File Number)             Identification No.)


175 John Wesley Dobbs Avenue, N.E,. Atlanta , Georgia               30303
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:    (404) 659 - 5959


Item 4.   Changes in Registrant's Certifying Accountant.

(a)  Previous independent accountants

On September 3, 1996, Citizens Bancshares dismissed KPMG Peat Marwick LLP as its independent accountants.

 (ii) The reports of KPMG Peat Marwick LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that their report included an explanation paragraph relating to changing certain accounting methods through the adoption of new Statements of Financial Accounting Standards as follows:

          As discussed in note 1 to the consolidated financial statements, the Company changed its method of accounting for investment securities in 1994 to adopt the provisions of Statement of Financial Accounting Standards No. 115, " Accounting for Certain Investments in Debt and Equity Securities." In addition, as discussed in notes 1 and 8 to the consolidated financial statements, the Company changed its method of accounting for income taxes in 1993 to adopt the provisions of Statement of Accounting Standards No. 109, " Accounting for Income Taxes." Also, as discussed in notes 1 and 9 to the consolidated financial statements, the Company changed its method of accounting for costs of retiree health care and other postretirement benefits in 1993 to adopt the provisions of Statement of Financial Accounting Standards No. 106, " Employers' Accounting for Postretirement Benefits Other Than Pensions."

  (iii) The Registrant's Audit Committee participated in and approved the decision to change independent accountants.

  (iv) In connection with its audits for the two most recent fiscal years through September 3, 1996, there have been no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG Peat Marwick LLP would have caused them to make reference thereto in their report on the financial statements for such years.

  (v) During the two most recent fiscal years and through September 3, 1996, there have been no reportable events (as defined in Regulation S-K
          Item 304(a)(1)(v)).

  (vi) The Registrant has requested that KPMG Peat Marwick LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.


(b)  New independent accountants

     (i) The Registrant engaged Porter Keadle Moore, LLP as its new independent accountants as of September 3, 1996. During the two most recent fiscal years and through September 3, 1996, the Registrant has not consulted with Evans, Porter, Bryan & CO. on items which (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditor, (as described in Regulation S-K Item 304(a)(1) (v)).


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 6, 1996             CITIZENS BANCSHARES CORPORATION

                               By:  /s/ William L. Gibbs
                                    William L. Gibbs
                                    President and Chief Executive Officer